SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 17, 2017

CHEMTURA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15339	52-2183153
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania, 19103 199 Benson Road, Middlebury, Connecticut 06749
(Address, including Zip Code, Principal Executive Offices)

(203) 573-2000
Registrant’s telephone number, including area code

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Item 8.01. Other Events.

Certain Litigation Relating to the Merger.

On September 25, 2016, Chemtura Corporation, a Delaware corporation (“Chemtura”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lanxess Deutschland GmbH, a limited liability company under the laws of Germany (“Lanxess”), and LANXESS Additives Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Lanxess (“Merger Subsidiary”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Chemtura, with Chemtura surviving as a wholly owned subsidiary of Lanxess (the “Merger”).

On December 27, 2016, a putative class action lawsuit captioned Paterson v. Chemtura Corporation, Inc. et al., Case No. 2:16-cv-06626-ER (the “Merger Litigation”) was filed in the United States District Court for the Eastern District of Pennsylvania against Chemtura and the members of the Chemtura Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and against the members of the Chemtura Board of Directors pursuant to Section 20(a) of the Exchange Act. The Merger Litigation relates to the Merger, the Merger Agreement and the definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on December 23, 2016 (the “Proxy Statement”) in connection with the Merger. The complaint in the Merger Litigation generally alleges that the Proxy Statement omitted certain material information regarding the transactions contemplated by the Merger Agreement, and also alleges that the merger consideration is unfair, certain terms of the Merger Agreement are unfair, and the individual defendants are financially interested in the Merger. The Merger Litigation seeks, among other remedies, to enjoin the transactions contemplated by the Merger Agreement, or in the event that an injunction is not awarded, rescission of the transactions contemplated by the Merger Agreement and unspecified money damages, costs and attorney’s fees.

Chemtura believes that the claims asserted in the Merger Litigation are without merit and intends to defend against the Merger Litigation vigorously. However, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, Chemtura has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Chemtura specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

These supplemental disclosures will not affect the merger consideration to be paid to stockholders of Chemtura in connection with the Merger or the timing of the special meeting of Chemtura stockholders scheduled for February 1, 2017 at 8:30 a.m. local time at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure under the heading “Discounted Cash Flow Analysis” in the second full paragraph under such heading on page 66 of the Proxy Statement is hereby supplemented by amending and restating such paragraph in its entirety to read as follows:

Morgan Stanley performed a discounted cash flow analysis of Chemtura using information contained in the Risk Adjusted Long Range Forecast and Street Case, as appropriate, and public filings to calculate ranges of the implied value of Chemtura assuming the merger closes on December 31, 2016. Morgan Stanley defined unlevered free cash flows as Pension Adjusted EBITDA, less depreciation and amortization, less stock based compensation, less taxes (impact of net operating losses not included), plus depreciation and amortization, less capital expenditures, and less increases in net working capital (in each case based on the Risk Adjusted Long Range Forecast and Street Case, as appropriate, and guidance on balance sheet data provided by Chemtura’s management to Morgan Stanley). Morgan Stanley did not include the impact of Chemtura’s net operating losses in its discounted cash flow analysis due to uncertainty as to the extent to which such net operating losses could be utilized.

The disclosure under the heading “General” in the third full paragraph on page 68 of the Proxy Statement is hereby supplemented by amending and restating such paragraph in its entirety to read as follows:

As compensation for its services relating to its engagement, Chemtura has agreed to pay Morgan Stanley a fee of approximately $21 million in the aggregate, excluding reimbursable fees and expenses, approximately $4 million of which was payable upon announcement of the transactions contemplated by the merger agreement while the remainder is contingent upon the consummation of the merger. Chemtura has also agreed to reimburse Morgan Stanley for certain expenses incurred in performing its services. In addition, Chemtura has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement. In the two years prior to the date of Morgan Stanley’s opinion, in addition to the current engagement, Morgan Stanley and its affiliates have received aggregate fees of between $12 million and $13 million for financial advisory and financing services provided to Chemtura. Approximately $12.4 million of these fees were earned in connection with Morgan Stanley’s role in the sale of Chemtura AgroSolutions to Platform Specialty Products. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have not received any fees for any financial advisory or financing assignments from Lanxess. In addition, Morgan Stanley or an affiliate thereof currently is a lender to Chemtura; holding a $10 million commitment as of September 26, 2016 under Chemtura’s $175 million five-year senior secured revolving credit facility (the “ABL Facility”) (although, as of such time, there were no borrowings and $12 million of outstanding letters of credit under the ABL Facility). Lanxess and Chemtura are considering alternatives associated with the treatment of the ABL Facility in connection with the Merger, including termination thereof and repayment and release in full or seeking the lenders’ consent for the facility to remain outstanding. No decision with respect to the ABL Facility has been reached. Morgan Stanley received $82,232 in financing fees from Chemtura between September 21, 2014, and September 21, 2016. Morgan Stanley will continue to receive its pro rata share of interest payments and commitment fees as a result of its revolving credit facility commitment for such time as the facility remains in effect. Morgan Stanley may also seek to provide financial advisory and/or financing services to Lanxess and/or its affiliates on unrelated matters, subject to the terms of Morgan Stanley’s engagement letter with Chemtura, in the future and expects to receive fees for the rendering of any such services.

The disclosure under the headings “Certain Information from the Pre-Risk Adjusted Long Range Forecast” and “Certain Information from the Risk Adjusted Long Range Forecast” is hereby supplemented by amending and restating such disclosure in its entirety on pages 72-74 of the Proxy Statement to read as follows:

Certain Information from the Pre-Risk Adjusted Long Range Forecast (dollars in millions)

	US GAAP Basis Pre-Risk Adjusted Long Range Forecast
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Net sales(1)	$1,889	$2,029	$2,116	$2,267
Operating income(2)	233	296	323	372
Capital expenditures	102	144	125	87

______________________

(1)	“Net sales”, for a period, includes the revenue accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business.

(2)	“Operating Income” means, for a period, net earnings/(loss) from continuing operations, plus, to the extent included in the calculation of net earnings for such period in accordance with GAAP, the sum of income tax expense, loss on early extinguishment of debt, interest expense, other (income)/expense, net.

	Non-GAAP Basis Pre-Risk Adjusted Long Range Forecast(1)
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Non-GAAP Net sales(2)	$1,851	$1,991	$2,078	$2,229
Adjusted EBITDA(3)	301	368	400	452
Depreciation and amortization(4)	92	98	102	104
Stock-based compensation expense	12	13	13	14
Operating income(5)	196	258	285	334
Capital expenditures	102	144	125	87
Non-GAAP tax rate(6)	28%	28%	28%	28%

______________________

(1)	Chemtura utilizes non-GAAP financial measures to manage its business, to allocate resources and to make comparisons of its performance to that of its peers. Reflecting this management practice, Chemtura’s businesses develop projections on the same non-GAAP basis. This summary therefore contains financial measures that are not calculated or presented in accordance with GAAP. Those financial measures are referred to as “Non-GAAP.” Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non GAAP financial measures as used by Chemtura may not be comparable to similarly titled amounts used by other companies.

(2)	“Non-GAAP net sales” means for a period the GAAP net sales less the revenue accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business. Chemtura excludes these revenues as the accretion and amortization do not generate current or future cash flows.

(3)	“Adjusted EBITDA” means, for a period, net earnings/(loss) from continuing operations, plus, to the extent included in the calculation of net earnings for such period in accordance with GAAP, the sum of income tax expense, loss on early extinguishment of debt, interest expense, other (income)/expense, net, loss/(gain) on sale of assets or investments, charges/(income) associated with the curtailment or settlement of pension and post-retirement medical plans as the result of dispositions, mergers or significant plan amendments, expense accruals/(releases) related to environmental remediation liabilities of manufacturing sites of former business operations no longer operated by Chemtura, expenses related to natural disasters such as hurricanes or earthquakes that significantly disrupt operations, the release of cumulative translation losses/(gains) related to the liquidation of a subsidiary, non-cash stock-based compensation expense, facility closure, severance and related costs, depreciation, amortization and asset impairment expense, expenses associated with acquisitions or divestitures by Chemtura and expenses related to the Lanxess merger and the integration of Lanxess and Chemtura less the accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business.

(4)	“Depreciation and amortization” means depreciation and amortization expense of Chemtura for a period excluding any accelerated expense arising from an impairment or facility closure.

(5)	“Adjusted operating income” means, for a period, Adjusted EBITDA less Depreciation and amortization expense and stock based compensation expense.

(6)	“Non-GAAP tax rate” means, for a period, the tax expense of Chemtura as a percentage of earnings before taxes having excluded all items of income and expense excluded in the computation of Adjusted operating income, the effect of the establishment or release of any valuation allowance and any settlements related to the tax audits of prior periods.

	Computation of Non-GAAP Net Sales
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Net sales (US GAAP Basis)	$1,889	$2,029	$2,116	$2,267
Less:
Accretion and amortization of below market contract liability	(38)	(38)	(38)	(38)
Non-GAAP Net sales	$1,851	$1,991	$2,078	$2,229

	Computation of Adjusted EBITDA
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Operating Income (US GAAP Basis)	$233	$296	$323	$372
Less:
Accretion and amortization of below market contract liability	(38)	(38)	(38)	(38)
Plus:
Depreciation and amortization	92	98	102	104
Stock-based compensation expense	12	13	13	14
Facility closures, severance and related costs	2
Rounding	-	(1)	-	-
Adjusted EBITDA	$301	$368	$400	$452

Certain Information from the Risk Adjusted Long Range Forecast (dollars in millions except per share amounts)

	US GAAP Basis Risk Adjusted Long Range Forecast
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Net sales(1)	$1,772	$2,012	$2,115	$2,294
Operating income(2)	67	255	273	297
Capital expenditures	99	144	125	87

______________________

(1)	“Net sales”, for a period, includes the revenue accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business.

(2)	“Operating Income” means, for a period, net earnings/(loss) from continuing operations, plus, to the extent included in the calculation of net earnings for such period in accordance with GAAP, the sum of income tax expense, loss on early extinguishment of debt, interest expense, other (income)/expense, net.

	Non-GAAP Risk Adjusted Long Range Forecast(1)
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Non-GAAP Net sales(2)	$1,734	$1,974	$2,077	$2,256
Adjusted EBITDA(3)	290	327	350	376
Pension Adjusted EBITDA(4)	288	323	345	370
Depreciation and amortization(5)	87	98	102	104
Stock-based compensation expense	12	13	13	14
Operating income(6)	191	216	235	258
Capital expenditures	99	144	125	87
Non-GAAP tax rate(7)	28%	28%	28%	28%
Unlevered free cash flow(8)	100	86	116	160

______________________

(1)	Chemtura utilizes non-GAAP financial measures to manage its business, to allocate resources and to make comparisons of its performance to that of its peers. Reflecting this management practice, Chemtura’s businesses develop projections on the same non-GAAP basis. This summary therefore contains financial measures that are not calculated or presented in accordance with GAAP. Those financial measures are referred to as “Non-GAAP.” Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non GAAP financial measures as used by Chemtura may not be comparable to similarly titled amounts used by other companies.

(2)	“Non-GAAP net sales” means for a period the GAAP net sales less the revenue accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business. Chemtura excludes these revenues as the accretion and amortization do not generate current or future cash flows.

(3)	“Adjusted EBITDA” means, for a period, net earnings/(loss) from continuing operations, plus, to the extent included in the calculation of net earnings for such period in accordance with GAAP, the sum of income tax expense, loss on early extinguishment of debt, interest expense, other (income)/expense, net, loss/(gain) on sale of assets or investments, charges/(income) associated with the curtailment or settlement of pension and post-retirement medical plans as the result of dispositions, mergers or significant plan amendments, expense accruals/(releases) related to environmental remediation liabilities of manufacturing sites of former business operations no longer operated by Chemtura, expenses related to natural disasters such as hurricanes or earthquakes that significantly disrupt operations, the release of cumulative translation losses/(gains) related to the liquidation of a subsidiary, non-cash stock-based compensation expense, facility closure, severance and related costs, depreciation, amortization and asset impairment expense, expenses associated with acquisitions or divestitures by Chemtura and expenses related to the Lanxess merger and the integration of Lanxess and Chemtura less the accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business.

(4)	“Pension Adjusted EBITDA” means, for a period, net earnings/(loss) from continuing operations, plus, to the extent included in the calculation of net earnings for such period in accordance with GAAP, the sum of income tax expense, loss on early extinguishment of debt, interest expense, other (income)/expense, net, loss/(gain) on sale of assets or investments, charges/(income) associated with the curtailment or settlement of pension and post-retirement medical plans as the result of dispositions, mergers or significant plan amendments, expense accruals/(releases) related to environmental remediation liabilities of manufacturing sites of former business operations no longer operated by Chemtura, expenses related to natural disasters such as hurricanes or earthquakes that significantly disrupt operations, the release of cumulative translation losses/(gains) related to the liquidation of a subsidiary, non-cash stock-based compensation expense, facility closure, severance and related costs, depreciation, amortization and asset impairment expense, expenses associated with acquisitions or divestitures by Chemtura and expenses related to the Lanxess merger and the integration of Lanxess and Chemtura less the accretion and amortization of a below market contract liability related to the supply agreements resulting from the sale of our Chemtura AgroSolutions business less the pension income, net of any pension benefit expense, recognized in Chemtura’s income statement related to its ongoing employee pension plans.

(5)	“Depreciation and amortization” means depreciation and amortization expense of Chemtura for a period excluding any accelerated expense arising from an impairment or facility closure.

(6)	“Adjusted operating income” means, for a period, Adjusted EBITDA less Depreciation and amortization expense and stock based compensation expense.

(7)	“Non-GAAP tax rate” means, for a period, the tax expense of Chemtura as a percentage of earnings before taxes having excluded all items of income and expense excluded in the computation of Adjusted operating income, the effect of the establishment or release of any valuation allowance and any settlements related to the tax audits of prior periods.

(8)	“Unlevered free cash flow” was calculated by Morgan Stanley at the direction of Chemtura Management for use in Morgan Stanley’s Discounted Cash Flow Analysis and defined to mean Pension Adjusted EBITDA, less depreciation and amortization, less stock based compensation, less other income/(expense), less taxes (impact of net operating losses not included), plus depreciation and amortization, less increases in net working capital and less capital expenditures (in each case, based on the Risk Adjusted Long Range Forecast and guidance on balance sheet data provided by Chemtura’s management to Morgan Stanley).

	Computation of Non-GAAP Net Sales
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Net sales (US GAAP Basis)	$1,772	$2,012	$2,115	$2,294
Less:
Accretion and amortization of below market contract liability	(38)	(38)	(38)	(38)
Non-GAAP Net sales	$1,734	$1,974	$2,077	$2,256

	Computation of Adjusted EBITDA
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Operating Income (US GAAP Basis)	$67	$255	$273	$297
Less:
Accretion and amortization of below market contract liability	(38)	(38)	(38)	(38)
Plus:
Depreciation and amortization	87	98	102	104
Stock-based compensation expense	12	13	13	14
Pension Settlement	160	-	-	-
Facility closures, severance and related costs	1	-	-	-
Impairment	1	-	-	-
Rounding	-	(1)	-	(1)
Adjusted EBITDA	$290	$327	$350	$376

	Computation of Pension Adjusted EBITDA
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Operating Income (US GAAP Basis)	$67	$255	$273	$297
Less:
Accretion and amortization of below market contract liability	(38)	(38)	(38)	(38)
Pension (income)/expense	(2)	(4)	(5)	(6)
Plus:
Depreciation and amortization	87	98	102	104
Stock-based compensation expense	12	13	13	14
Pension Settlement	160	-	-	-
Facility closures, severance and related costs	1	-	-	-
Impairment	1	-	-	-
Rounding	-	(1)	-	(1)
Pension Adjusted EBITDA	$288	$323	$345	$370

	Computation of Unlevered Free Cash Flow
	2016 Estimated	2017 Estimated	2018 Estimated	2019 Estimated
Operating Income (US GAAP Basis)	$67	$255	$273	$297
Less:
Accretion and amortization of below market contract liability	(38)	(38)	(38)	(38)
Pension (income)/expense	(2)	(4)	(5)	(6)
Plus:
Depreciation and amortization	87	98	102	104
Stock-based compensation expense	12	13	13	14
Pension Settlement	160	-	-	-
Facility closures, severance and related costs	1	-	-	-
Impairment	1	-	-	-
Rounding	-	(1)	-	(1)
Pension Adjusted EBITDA	$288	$323	$345	$370
Less:
Depreciation and amortization	(87)	(98)	(102)	(104)
Stock Compensation Expense	(12)	(13)	(13)	(14)
Other Income/(Expense)	(10)	(10)	(10)	(10)
Pension Adjusted Earnings before Interest and Income Taxes	$179	$202	$220	$242
Less:
Taxes	(50)	(57)	(62)	(68)
Pension Adjusted Earnings before Interest and after Income Taxes	$129	$146	$158	$175
Plus:
Depreciation and amortization	87	98	102	104
Less:
(Increase)/decrease in net working capital	(17)	(14)	(20)	(32)
Capital Expenditures	(99)	(144)	(125)	(87)
Unlevered free cash flow	$100	$86	$116	$160

The disclosure under the heading “Interests of Chemtura’s Directors and Executive Officers in the Merger” is hereby supplemented by including the following text immediately at the end of such section.

Post-Merger Employment

Neither Lanxess nor any of its executive officers has made any communication, entered into any negotiation or finalized any commitment with Chemtura or any executive officer or director of Chemtura regarding continuing roles for Chemtura’s executive officers or directors after consummation of the Merger.

Important Additional Information Regarding the Merger
HAS BEEN Filed with the Sec:

In connection with the proposed Merger, Chemtura has filed a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors are able to obtain, without charge, a copy of the proxy statement and other relevant documents at Chemtura’s website at investor.chemtura.com or by contacting Chemtura’s investor relations department by telephone at (203) 573-2153 or via email at investor@chemtura.com.

Participants in the Solicitation:

Chemtura and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Chemtura’s shareholders with respect to the proposed Merger. Information about Chemtura’s directors and executive officers and their ownership of Chemtura’s common stock is set forth in the proxy statement for Chemtura’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, Chemtura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 22, 2016, Chemtura’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, which were filed with the SEC on April 28, 2016, July 28, 2016 and October 31, 2016, respectively, and Chemtura’s Current Reports on Form 8-K filed on February 22, 2016, April 28, 2016, May 9, 2016, July 28, 2016, September 29, 2016 and October 31, 2016. Shareholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of Chemtura’s directors and executive officers in the Merger, which may be different than those of Chemtura’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which have been filed with the SEC.

Forward-Looking Statements:

This communication and Chemtura’s other public pronouncements may contain forward-looking statements within the meaning of the U.S. federal securities laws, including, statements regarding the anticipated benefits of the Merger to Chemtura’s shareholders, the expected consummation of the Merger (which involves a number of risks and uncertainties, including the satisfaction of closing conditions for the Merger, such as regulatory approval for the Merger, and the possibility that the Merger will not be completed) and other risks and uncertainties discussed in the reports we file with the SEC, particularly Chemtura’s latest annual report on Form 10-K. All statements that address expectations or projections about the future, including with respect to actions that will drive earnings growth, demand for Chemtura’s products and expectations for growth, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions and other factors, some of which are beyond Chemtura’s control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results and the timing of events could differ materially from the results and/or timing expressed in forward-looking statements. Chemtura assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEMTURA CORPORATION

Date:	January 17, 2017	By:	/s/ Billie S. Flaherty
			Name:	Billie S. Flaherty
			Title:	EVP, General Counsel & Secretary